UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2022

FS CREDIT OPPORTUNITIES CORP.

(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	811-22802 (Commission File Number)	46-1882356 (I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)	19112 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosures.

Implementation and Limited Waiver of the Application of Share Transfer Restrictions

On June 22, 2022, the stockholders of FS Credit Opportunities Corp. (the “Company”) approved a proposal for the Company to implement share transfer restrictions on the Company’s shares of common stock (the “Shares”) for a period of 180 days upon consummation of listing on the New York Stock Exchange (the “Listing”) (such restrictions, the “Share Transfer Restrictions”). On July 14, 2022, the board of directors (the “Board”) also approved the Company’s implementation of the Share Transfer Restrictions upon consummation of the Listing. In connection therewith, on October 31, 2022, the Board approved the waiver of the application of the Share Transfer Restrictions as to any re-registration of Shares without consideration.

The information in this Item 7.01 is deemed to have been furnished to, and shall not be deemed to be “filed” with, the U.S. Securities and Exchange Commission.

Investor Presentation

In connection with the expected Listing, the Company has published an investor presentation, a copy of which is attached hereto as Exhibit 99.1. There can be no assurance that the Company will be able to complete the Listing in the expected timeframe or at all.

Cautionary Statement Concerning Forward-Looking Statements

Statements included herein may constitute “forward-looking” statements as that term is defined in Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of the Company. Words such as “intends,” “will,” “expects,” and “may” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, geo-political risks, risks associated with possible disruption to the Company’s operations or the economy generally due to hostilities, terrorism, natural disasters or pandemics such as COVID-19, future changes in laws or regulations and conditions in the Company’s operating area, unexpected costs, the ability of the Company to complete the listing, the price at which the Company’s shares of common stock may trade on the New York Stock Exchange and such other factors that are disclosed in the Company’s filings with the Securities and Exchange Commission (the “SEC”). The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER

Exhibit 99.1	FS Credit Opportunities Corp. Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Credit Opportunities Corp.

Date:	November 1, 2022	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
Vice President, Treasurer and Secretary